UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 4, 2004

J.P. MORGAN CHASE & CO.

(Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification Number)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

The following are furnished as exhibits to this report:

99.1 Consent of KPMG LLP, independent accountants of Bank One Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.

Date: March 4, 2004	By:	/s/ David B. Edelson
	Name: Title:	Treasurer and Executive Vice President

EXHIBIT INDEX
Exhibit No.	Description
99.1	Consent of KPMG LLP, independent accountants of Bank One Corporation.

Consent of independent accountants

We hereby consent to reference to us under the heading, "EXPERTS," in each of the Prospectus Supplements, dated March 2, 2004 to the Prospectus, dated August 19, 2003 included in the Registration Statement on Form S-3 (Registration No. 333-107207) of J.P. Morgan Chase & Co.

/s/ KPMG LLP

KPMG LLP

Chicago, Illinois

March 4, 2004